EXHIBIT 99.2

                             [F&M Bancorp Logo]

                                     &

                           [Patapsco Valley Logo]

            "An Efficiency-Driven Market Expansion Acquisition"


                             September 7, 1999



[F&M Bancorp Logo]                                      [Patapsco Valley Logo]




Certain statements made by the management of F&M Bancorp in these materials are not statements of historical fact, but are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

These "forward-looking statements" involve risks and uncertainties which may cause actual results to differ materially from those in such statements.

Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:

1. Expected cost savings from the merger cannot be realized or realized within the expected time frame

2. Revenues following the merger are lower than expected

3. Competitive pressure among financial services companies increases significantly

4. Costs or difficulties related to the integration of F&M Bancorp and Patapsco Valley are greater than expected

5. Changes in the interest rate environment reduce interest margins

6. General economic conditions, internationally, nationally, or in Maryland are less favorable than expected

7. Legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged




PRESENTATION OVERVIEW


o     The Companies

o     Transaction Summary

o     Transaction Benefits

o     Pro Forma Financial Summary




[F&M Bancorp Logo]                         [Map of Maryland showing the
                                           locations of F&M Bancshares'
                                           current branches in Allegany,
                                           Baltimore, Carroll, Frederick,
                                           Howard, Montgomery and
                                           Washington Counties and in Adams
                                           County, Pennsylvania.]


                            F&M BANCORP HIGHLIGHTS

- Holding company for Farmers & Mechanics Bank and Home Federal Savings
  Bank

- Significant investments in technology for market segmentation and life cycle banking

- Diversified portfolio of loans including student, mortgage and commercial loans

- Wide range of products and services including insurance, trust services, and internet banking

- Leading market share in Frederick County with 30%

                 Assets:       $1,462 Million
                 Deposit        1,160
                 Loans:           899

  Source:  Company filings.  Data as of 6/30/99.




[Patapsco Valley Logo]                     [Map of Maryland showing the
                                           locations of Patapsco Valley
                                           current branches in Baltimore
                                           and Howard Counties.]


                     PATAPSCO VALLEY BANCSHARES HIGHLIGHTS

Holding company for:
   o  Commercial & Farmers Bank--Maryland state-charted bank with 8 locations
   o Founders Mortgage Co.--Originates and sells commercial and residential mortgages through 5 offices
   o  C&F Insurance Agency--Full line insurance agency
   o  Central Maryland Service Corporation--Data processing company

              Assets:                     $174  Million
              Deposits:                    149
              Loans:                       117
              Latest Qtr. ROAA:           0.25 %
              Latest Qtr. Efficiency:    91.32

Source:  Company filings.  Data as of 6/30/99




PATAPSCO VALLEY MARKET DEMOGRAPHICS:

Average Household Income ($)         Projected Population Growth 1998-2003 (%)

    [Chart showing the following:      [Chart showing the following:

       Patapsco Valley:   72,802          Patapsco Valley:    10.0
       F&M Bancorp:       59,941          F&M Bancorp:         7.8
       Maryland:          62,732          Maryland:            2.8
       U.S.:              53,198]         U.S.:                4.3]

Souce: SNL Securities, L.C. & Claritas.
Demographics are deposit weighted by county as of 6/30/98.




TRANSACTION SUMMARY:

Offer:
-----------------------------------

       Consideration:                   Common Stock
       Exchange Ratio:                  1.18 F&M Bancorp shares per Patapsco
                                             Valley share
       Implied Value per Share: (1)     $34.07
       Total Transaction Value: (2)     $47 million

Implied Multiples
-----------------------------------

       Premium to Market: (3)           34.9%
       Price / Book Value: (4)         279.2
       Price / LTM EPS: (5)             78.8  x
       Price / LQA EPS: (6)            106.5

Miscellaneous Provisions
-----------------------------------

Lock-up Option:        F&M Bancorp may buy up to 19.9% of Patapsco's shares
                       at a price of $27.50
Termination Provisions:    Transaction subject to:
                           (1) Regulatory approvals
                           (2) Approval of Patapsco Valley shareholders
                           (3) Material breach of the Agreement
                           (4) F&M's average price declines by 25% or more near
                               the effective date and such decline exceeds 15% relative to an index of comparable bank stocks

(1) Based on F&M Bancorp's closing price of $28.88 per share as of 9/3/99.
(2) Based on 1.38 million Patapsco fully diluted shares.
(3) Based on Patapsco Valley closing price of $25.25 per share as of 9/3/99.
(4) Based on Patapsco Valley stated book value per share of $12.20 as of 6/30/99.
(5) Based on Patapsco Valley's last twelve months EPS of $0.43.
(6) Based on Patapsco Valley's Q2 1999 EPS of $0.08




TRANSACTION BENEFITS:

o  Deepens penetration of attractive, high growth Howard County market
    -  Increases deposit market share rank from 16th to 5th with a 6.1% share
    -  Howard County is the 2nd fastest-growing county in Maryland

o  Brings F&M Bancorp into the top 10 in statewide deposit market share

o Significant opportunities for synergies based on historical target inefficiency

o  Further leverages technology and market segmentation investments

o  Accretive to EPS




PRO FORMA FRANCHISE HIGHLIGHTS:

           Howard County                                  Howard County - Pro Forma
Rank Company                      Share           Rank Company                       Share
-----------------------------------------         ------------------------------------------

  1.   Allied Irish Banks          21.41%           1.    Allied Irish Banks          21.41%
  2.   Bank of America Corp.       18.88            2.    Bank of America Corp.       18.88
  3.   Columbia Bancorp            13.12            3.    Columbia Bancorp            13.12
  4.   First Union Corp.            8.12     ---->  4.    First Union Corp.            8.12
  5.   Mercantile Bankshares Corp.  5.69            5.    F&M Bancorp Pro Forma        6.13
  6.   Patapsco Valley Bancshares   5.24            6.    Mercantile Bankshares Corp.  5.69
  16.  F&M Bancorp                  0.89            7.    Suntrust Banks, Inc.         5.01


                            Maryland Statewide - Pro Forma
                      Rank Company                         Share
                      --------------------------------------------
                        1.    Bank of America Corp.       16.11%
                        2.    Allied Irish Banks          11.41
                        3.    Mercantile Bankshares Corp   9.19
                        4.    Suntrust Banks, Inc.         9.03
                        5.    First Union Corp.            7.88
                        6.    Saul Centers, Inc.           7.00
                        7.    Provident Bankshares Corp.   5.08
                        8.    BB&T Corp.                   2.75
                        9.    First Virginia Banks Inc.    2.12
                        10.   F&M Bancorp Pro Forma        2.09


Source: SNL Securities.
Data as of 6/30/98.




PRO FORMA MARKET DEMOGRAPHIC HIGHLIGHTS:

Average Household Income ($)         Projected Population Growth 1998-2003 (%)

   [Chart showing the following:     [Chart showing the following:

      F&M Bancorp:       59,941         F&M Bancorp:         7.8
      Patapsco Valley:   72,802         Patapsco Valley:    10.0
      F&M Pro Forma:     61,254]        F&M Pro Forma:       8.0]



Source: SNL Securities and Claritas.
Data as of 6/30/98; deposit weighted by county.




FINANCIAL BENEFITS:

o     Significant expense savings of more than 30%

          - Target expenses exceed 6% of assets in latest twelve months compared with nationwide average of 3.5%

          -  Synergies in both bank and non-bank businesses

o     Strong interest margin fueled by core deposits

o     Leverages F&M infrastructure expenditures and marketing expertise

o     Accretive to earnings per share by the end of the year 2000




   PRO FORMA FINANCIAL SUMMARY:

                                   F&M          Patapsco     Pro Forma
                                ------          --------     ---------
   Branches:                        44                8            52
   Assets:                      $1,462             $174        $1,636
   Deposits:                     1,160              149         1,309
   Loans:                          899              117         1,016
   Market Capitalization:          267               35           314


   Source: Company filings. Data as of 6/30/99. Pricing data as of 9/3/99. Dollars in millions.




PATAPSCO VALLEY HISTORICAL PERFORMANCE:

                                         Six Months Ended                      Fiscal Years Ended December 31,
                                        --------------------     -------------------    -------------------     ------------------
                                              6/30/99                   1998                   1997                   1996
                                        --------------------     -------------------    -------------------     ------------------
Summary of Operations:
  Net interest income                                 4,065                   8,053                  7,592                  6,609
  Provision for loan losses                               0                       0                      0                      0
                                        --------------------     -------------------    -------------------     ------------------
  Net interest income after provision                 4,065                   8,053                  7,592                  6,609
  Non interest income                                 1,574                   3,037                  1,002                    752
  Non interest expense                                5,302                   9,460                  6,178                  4,997
                                        --------------------     -------------------    -------------------     ------------------
  Income before taxes                                   338                   1,631                  2,416                  2,364
  Income taxes                                          107                     554                    869                    861
                                        ====================     ===================    ===================     ==================
  Net income                                           $231                  $1,077                 $1,548                 $1,502
                                        ====================     ===================    ===================     ==================

Per Share Data:
  Net income (diluted)                                $0.17                   $0.80                  $1.16                  $1.16
  Cash dividends                                       0.26                    0.51                   0.54                   0.48
  Book value per common share                         12.20                   12.37                  11.91                  11.26
  Weighted average shares outstanding                 1,362                   1,346                  1,334                  1,295

Ratios:
  Loans to deposits                                   78.64   %               84.13  %               86.99   %              74.53 %
  Reserves/non-performing assets                     182.18                   82.41                 124.33                 252.50
  Non-performing assets to assets                      0.42                    0.79                   0.87                   0.43
  Equity/assets                                        9.60                    9.90                  11.33                  10.98
  Leverage ratio                                       8.62                   10.30                  11.30                  11.10
  Tier 1 Capital ratio                                12.72                   12.80                  13.80                  16.00
  Total Capital ratio                                 13.90                   13.80                  15.00                  17.30
  Net interest margin                                  5.18                    5.73                   6.21                   5.55
  Efficiency ratio                                    94.01                   85.29                  71.88                  67.89
  Return on assets                                     0.27                    0.71                   1.17                   1.17
  Return on stockholders' equity                       2.75                    6.54                   9.78                  10.57

Selected Period-End Balances:
  Assets                                           $173,636                $169,843               $140,229               $133,900
  Gross Loans                                       117,198                 123,734                103,951                 85,404
  Deposits                                          149,036                 147,067                119,495                114,588
  Shareholders' equity                               16,670                  16,822                 15,894                 14,698

Sources:  Company filings and quarterly press releases, as reported.
Dollars in thousands, except per share figures.
Data excludes non-recurring items.
